4th Quarter & Fiscal Year 2017 Earnings Release Parker Hannifin Corporation August 3, 2017 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. These statements may be identified from use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “potential,” “continues,” “plans,” “forecasts,” “estimates,” “projects,” “predicts,” “would,” “intends,” “anticipates,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance and earnings projections are: economic conditions within the company’s key markets, and the company’s ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance of the company are, as applicable: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments; disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions, including the integration of CLARCOR; the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; ability to implement successfully capital allocation initiatives, including timing, price and execution of share repurchases; availability, limitations or cost increases of raw materials, component products and/or commodities that cannot be recovered in product pricing; ability to manage costs related to insurance and employee retirement and health care benefits; compliance costs associated with environmental laws and regulations; potential labor disruptions; threats associated with and efforts to combat terrorism and cyber-security risks; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; competitive market conditions and resulting effects on sales and pricing; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them unless otherwise required by law. This presentation reconciles (a) sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions and the effects of currency exchange rates, (b) cash flow from operating activities and cash flow from operating activities as a percent of sales in accordance with U.S. GAAP to cash flow from operating activities and cash flow from operating activities as a percent of sales without the effect of discretionary pension plan contributions, (c) segment operating income and operating margins reported in accordance with U.S. GAAP to segment operating income and operating margins without the effect of business realignment charges, CLARCOR acquisition expenses and CLARCOR costs to achieve, (d) Below the Line Items reported in accordance with U.S. GAAP to Below the Line Items without the effect of CLARCOR acquisition expenses, and (e) actual and forecast earnings per diluted share reported in accordance with U.S. GAAP to actual and forecast earnings per diluted share without the effect of business realignment charges, CLARCOR acquisition expenses and CLARCOR costs to achieve. The effects of acquisitions, currency exchange rates, discretionary pension plan contributions, business realignment charges, CLARCOR acquisition expenses and CLARCOR costs to achieve are removed to allow investors and the company to meaningfully evaluate changes in sales, and cash flow from operating activities as a percent of sales, segment operating income, operating margins, Below the Line Items and earnings per diluted share on a comparable basis from period to period. Full year adjusted guidance removes business realignment charges and CLARCOR acquisition expenses. Please visit www.PHstock.com for more information 2

Agenda 3 • Chairman & CEO Comments • Results & Outlook • Questions & Answers

Chairman and CEO Comments 4th Quarter FY2017 Results  Fourth Quarter Sales Increased 18% to $3.5B  Organic Sales +6%, Acquisitions +13%, Total Parker Orders +8%  Earnings per Share +21% to a record $2.15; or +29% to $2.45 Adjusted  Segment Operating Margins of 15.3%; 16.8% Adjusted, up 120 bps. Full Year Fiscal 2017 Results  Recordable Accident Reduction of 22%  Sales Increased 6% to $12.0B, Organic Sales +2%,  Earnings per Share +23% to $7.25, or +26% to $8.11 Adjusted  Segment Operating Margins of 14.9%; or 15.8% Adjusted, up 100 bps.  Cash Flow 12.7% of Sales (excluding discretionary pension contribution)  Free Cash Flow Conversion was 134% Fiscal 2018 Guidance  Sales Growth forecast in the Range of 11.4% to 15.0%  FY18 EPS Guidance Midpoint of $8.23 As Reported; $8.80 Adjusted  Realignment Expenses of $58M, Clarcor Costs to Achieve of $52M 4

Diluted Earnings Per Share 4th Quarter & Fiscal Year 2017 5 ¹Adjusted for Business Realignment Charges, CLARCOR Acquisition Expenses ²Adjusted for Business Realignment Charges

6 Influences on Adjusted Earnings Per Share 4th Quarter FY2017 vs. 4th Quarter FY2016 ¹Adjusted for Business Realignment Charges, CLARCOR Acquisition Expenses ²Adjusted for Business Realignment Charges

Influences on Adjusted Earnings Per Share FY2017 vs. FY2016 7 ¹Adjusted for Business Realignment Charges, CLARCOR Acquisition-Expenses ²Adjusted for Business Realignment Charges ³Primarily driven by $36M Stock Option Expense Tax Credit

Sales & Segment Operating Margin Total Parker 8 *Acquisitions include: Jäger (closed 7/1/16), Helac (closed 2/1/17), CLARCOR (closed 2/28/17) FY2017 % Change FY2016 12,029$ 5.9% 11,361$ 558 4.9% (84) (0.7)% 11,556$ 1.7 % FY2017 % of Sales FY2016 % of Sales 1,790$ 14.9% 1,576$ 13.9% 56 107 58 1,904$ 15.8% 1,682$ 14.8 % Full Year$ in millions 4th Quarter FY2017 % Change FY2016 Sales As Reported 3,496$ 18.2% 2,957$ Acquisitions* 382 12.9 % Currency (21) (0.7)% Organic Sales 3,135$ 6.0 % FY2017 % of Sales FY2016 % of Sales Segment Operating Margin As Reported 535$ 15.3% 437$ 14.8 % Business Realignment 21 25 CLARCOR Acquisition Expense 32 Adjusted 588$ 16.8% 462$ 15.6%

Sales & Segment Operating Margin Diversified Industrial North America 9 *Acquisitions include: Jäger (closed 7/1/16), Helac (closed 2/1/17), CLARCOR (closed 2/28/17) Full Year FY2017 % Change FY2016 5,367$ 8.3% 4,955$ 436 8.8% (17) (0.3)% 4,947$ (0.2)% FY2017 % of Sales FY2016 % of Sales 874$ 16.3% 790$ 15.9% 20 42 58 952$ 17.7% 832$ 16.8% $ in millions 4th Quarter FY2017 % Change FY2016 Sales As Reported 1,665$ 32.2% 1,260$ Acquisitions* 316 25.1 % Currency (4) (0.3)% Organic Sales 1,353$ 7.4 % FY2017 % of Sales FY2016 % of Sales Segment Operating Margin As Reported 262$ 15.7% 221$ 17.5 % Business Realignment 10 5 CLARCOR Acquisition Expense 32 Adjusted 304$ 18.2% 226$ 18.0%

Sales & Segment Operating Margin Diversified Industrial International 10 *Acquisitions include: Jäger (closed 7/1/16), Helac (closed 2/1/17), CLARCOR (closed 2/28/17) Full Year FY2017 % Change FY2016 4,378$ 5.6% 4,145$ 121 2.9% (66) (1.6)% 4,323$ 4.3 % FY2017 % of Sales FY2016 % of Sales 579$ 13.2% 448$ 10.8% 33 61 612$ 14.0% 509$ 12.3% $ in millions 4th Quarter FY2017 % Change FY2016 Sales As Reported 1,228$ 12.2% 1,095$ Acquisitions* 66 6.0 % Currency (17) (1.5)% Organic Sales 1,179$ 7.7 % FY2017 % of Sales FY2016 % of Sales Segment Operating Margin As Reported 161$ 13.2% 119$ 10.8 % Business Realignment 11 19 Adjusted 172$ 14.0% 137$ 12.6%

Sales & Segment Operating Margin Aerospace Systems 11 $ in millions 4th Quarter FY2017 % Change FY2016 Sales As Reported 603$ 0.1% 602$ Acquisitions - - % Currency (0) (0.0)% Organic Sales 603$ 0.1 % FY2017 % of Sales FY2016 % of Sales Segment Operating Margin As Reported 112$ 18.5% 98$ 16.2 % Business Realignment (0) 1 Adjusted 112$ 18.5% 99$ 16.4 % FY2017 % Change FY2016 2,285$ 1.1% 2,260$ - - % (1) (0.0)% 2,285$ 1.1 % FY2017 % of Sales FY2016 % of Sales 337$ 14.8% 338$ 14.9% 3 4 340$ 14.9% 341$ 15.1 % Full Year

12 FY17 Q4 Highlights – Legacy Parker¹ As Reported FY16 Q4 FY17 Q4 Total Parker Total Parker Clarcor Legacy Parker Net Sales $2,957 $3,496 $351 $3,145 Operating Income $437 $535 ($3) $538 Operating Margin 14.8% 15.3% 17.1% Adjusted² FY16 Q4 FY17 Q4 Total Parker Total Parker Clarcor Legacy Parker Net Sales $2,957 $3,496 $351 $3,145 Operating Income $462 $588 $30 $558 Operating Margin 15.6% 16.8% 17.7% ¹Legacy Parker excludes impact from Clarcor ²Adjusted for business realignment charges and Clarcor acquisition expenses

13 FY17 Highlights – Legacy Parker¹ As Reported FY16 FY17 Total Parker Total Parker Clarcor Legacy Parker Net Sales $11,361 $12,029 $487 $11,542 Operating Income $1,576 $1,790 ($16) $1,806 Operating Margin 13.9% 14.9% 15.7% Adjusted² FY16 FY17 Total Parker Total Parker Clarcor Legacy Parker Net Sales $11,361 $12,029 $487 $11,542 Operating Income $1,682 $1,904 $42 $1,862 Operating Margin 14.8% 15.8% 16.1% ¹Legacy Parker excludes impact from Clarcor ²Adjusted for business realignment charges and Clarcor acquisition expenses

Jun 2017 Mar 2017 Jun 2016 Mar 2016 Total Parker 8%+ 8%+ 1%- 6%- Diversified Industrial North America 10%+ 9%+ 10%- 9%- Diversified Industrial International 10%+ 13%+ 3%+ 6%- Aerospace Systems 1%+ 0% 14%+ 1%+ Order Rates 14 Excludes Acquisitions, Divestitures & Currency 3-month year-over-year comparisons of total dollars, except Aerospace Systems Aerospace Systems is calculated using a 12-month rolling average

Cash Flow from Operating Activities 15 *Adjusted for Discretionary Pension Plan Contribution Dollars in millions As Reported Cash Flow From Operating Activities Discretionary Pension Plan Contribution Adjusted Cash Flow From Operating Activities Full Year FY 2017 % of Sales FY 2016 % of Sales 1,302$ 10.8% 1,211 10.7% 220 200 1,522$ 12.7% 1,411 12.4% *

Free Cash Flow Conversion Free Cash Flow / Net Income 16 * Free Cash Flow = Cash Provided by Operating Activities - Capital Expenditures + Discretionary Pension Contribution 0% 50% 100% 150% 200% 250%

FY2017 Guidance EPS Midpoint: $8.23 As Reported, $8.80 Adjusted 17 Expected FY18 Adjusted Segment Operating Margins and Adjusted Earnings Per Share exclude Business Realignment Charges of $58M and Clarcor Costs to Achieve of $52M Sales Growth vs. Prior Year Diversified Industrial North America Diversified Industrial International Aerospace Systems Total Parker Segment Operating Margins As Reported Adjusted Diversified Industrial North America 16.1% - 16.5% 16.9% - 17.3% Diversified Industrial International 13.4% - 13.8% 14.7% - 15.1% Aerospace Systems 15.5% - 15.9% 15.5% - 15.9% Total Parker 15.1% - 15.5% 15.9% - 16.3% Below the Line Items Corporate General & Administrative Expense, Interest and Other Tax Rate Full Year Shares Diluted Shares Outstanding Earnings Per Share As Reported Adjusted Range $7.88 - $8.58 $8.45 - $9.15 135.6M 29% $500 M 18.6% - 22.6% 8.0% - 12.0% 0.6% - 2.6% 11.4% - 15.0%

18 FY2018 Guidance FY18 Guidance vs FY17 Actual ¹Adjusted for Business Realignment Charges and CLARCOR Acquisition Expense ²Adjusted for Business Realignment Charges and CLARCOR Costs to Achieve ³Projected FY18 Tax rate of 29% vs 26% Effective Tax Rate in FY17 ⁴Gain on Autoline Divestiture

19

Appendix • CLARCOR Impact on Financial Results • Consolidated Statement of Income • Adjusted Amounts Reconciliation • Reconciliation of EPS • Business Segment Information • Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin • Consolidated Balance Sheet • Consolidated Statement of Cash Flows • Reconciliation of Cash Flow from Operations to Adjusted Cash Flow from Operations • Reconciliation of EPS • Supplemental Sales Information – Global Technology Platforms

CLARCOR Impact on Financial Results 21 CLARCOR EPS Impact – FY2017 Q3 Actual Q4 Actual FY17 Sales $136 $351 $487 Operating Income (As Reported) $(13) $(2) $(15) Operating Income (Adjusted)* $13 $30 $43 Incremental Interest Expense $6 $19 $25 Incremental Pre-tax Income $7 $11 $18 EPS Accretion $.04 $.06 $.10 *Adjustments to Operating Income Acquisition Related Expenses $26 $32 $58

Consolidated Statement of Income 22 Three Months Ended June 30, Tw elve Months Ended June 30, (Dollars in thousands except per share amounts) 2017 2016 2017 2016 Net sales 3,496,238$ 2,957,150$ 12,029,312$ 11,360,753$ Cost of sales 2,654,682 2,272,455 9,188,962 8,823,384 Gross profit 841,556 684,695 2,840,350 2,537,369 Selling, general and administrative expenses 402,352 338,572 1,453,935 1,359,360 Interest expense 52,787 32,715 162,436 136,517 Other (income), net (14,194) (22,798) (104,662) (73,236) Income before income taxes 400,611 336,206 1,328,641 1,114,728 Income taxes 107,252 94,295 344,797 307,512 Net income 293,359 241,911 983,844 807,216 Less: Noncontrolling interests 54 115 432 376 Net income attributable to common shareholders 293,305$ 241,796$ 983,412$ 806,840$ Earnings per share attributable to common shareholders: Basic earnings per share 2.20$ 1.80$ 7.37$ 5.96$ Diluted earnings per share 2.15$ 1.77$ 7.25$ 5.89$ Average shares outstanding during period - Basic 133,278,324 134,385,814 133,377,547 135,353,321 Average shares outstanding during period - Diluted 136,154,741 136,255,977 135,559,764 136,911,690 Cash dividends per common share .66$ .63$ 2.58$ 2.52$

Adjusted Amounts Reconciliation

FOURTH QUARTER 2017 U.S. GAAP TO ADJUSTED AMOUNTS RECONCILIATION
INCOME STATEMENT

	FOURTH QUARTER FY 2017			
	As Reported Jun-17	Business Realignment	Acquisition Expenses	**Adjusted Jun-17**
Net sales	3,496,238			**3,496,238**
Cost of sales	2,654,682	10,964		**2,643,718**
Gross profit	841,556	(10,964)	-	**852,520**
Selling, general and administrative expenses	402,352	9,689	36,303	**356,360**
Interest expense	52,787			**52,787**
Other expense (income), net	(14,194)	784		**(14,978)**
Income before income taxes	400,611	(21,437)	(36,303)	**458,351**
Income taxes	107,252	5,788	9,802	**122,842**
Net income	293,359	(15,649)	(26,501)	**335,509**
Less: Noncontrolling interests	54	-		**54**
Net income attributable to common shareholders	293,305	(15,649)	(26,501)	**335,455**
EPS attributable to common shareholders:				
Diluted earnings per share	2.15	(0.11)	(0.19)	**2.45**

FOURTH QUARTER FY 2017 U.S. GAAP TO ADJUSTED AMOUNTS RECONCILIATION
SEGMENTS

	FOURTH QUARTER FY 2017			
	As Reported Jun-17	Business Realignment	Acquisition Expenses	**Adjusted Jun-17**
Segment Operating Income				
Diversified Industrial:				
North America	261,509	10,127	32,182	**303,818**
International	161,499	10,648		**172,147**
Total Diversified Industrial	423,008	20,775	32,182	**475,965**
Aerospace Systems	111,732	(122)		**111,610**
Total segment operating income	534,740	20,653	32,182	**587,575**
Corporate administration	51,925	-		**51,925**
Income before interest expense and other	482,815	20,653	32,182	**535,650**
Interest expense	52,787			**52,787**
Other expense	29,417	784	4,121	**24,512**
Income before income taxes	400,611	21,437	36,303	**458,351**

23

Parker
PARKER HANNIFIN CENTENNIAL

Reconciliation of EPS 24 (Unaudited) Three Months Ended June 30, Tw elve Months Ended June 30, (Amounts in Dollars) 2017 2016 2017 2016 Earnings per diluted share 2.15$ 1.77$ 7.25$ 5.89$ Adjustments: Business realignment charges 0.11 0.13 0.30 0.57 Acquisition-related expenses 0.19 - 0.56 - Adjusted earnings per diluted share 2.45$ 1.90$ 8.11$ 6.46$

Business Segment Information 25 Three Months Ended June 30, Tw elve Months Ended June 30, (Dollars in thousands) 2017 2016 2017 2016 Net sales Diversif ied Industrial: North America 1,665,483$ 1,260,203$ 5,366,809$ 4,955,211$ International 1,227,999 1,094,585 4,377,776 4,145,272 Aerospace Systems 602,756 602,362 2,284,727 2,260,270 Total 3,496,238$ 2,957,150$ 12,029,312$ 11,360,753$ Segment operating income Diversif ied Industrial: North America 261,509$ 221,158$ 873,552$ 789,667$ International 161,499 118,634 579,207 448,457 Aerospace Systems 111,732 97,526 337,496 337,531 Total segment operating income 534,740 437,318 1,790,255 1,575,655 Corporate general and administrative expenses 51,925 46,620 172,632 173,203 Income before interest and other expense 482,815 390,698 1,617,623 1,402,452 Interest expense 52,787 32,715 162,436 136,517 Other expense 29,417 21,777 126,546 151,207 Income before income taxes 400,611$ 336,206$ 1,328,641$ 1,114,728$

Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin 26 (Unaudited) (Dollars in thousands) Three Months Ended June 30, 2017 Three Months Ended June 30, 2016 Operating margin Operating margin Total segment operating income 534,740$ 15.3% 437,318$ 14.8% Adjustments: Business realignment charges 20,653 25,024 Acquisition-related expenses 32,182 - Adjusted total segment operating income 587,575$ 16.8% 462,342$ 15.6%

Consolidated Balance Sheet 27 June 30, June 30, (Dollars in thousands) 2017 2016 Assets Current assets: Cash and cash equivalents 884,886$ 1,221,653$ Marketable securities and other investments 39,318 882,342 Trade accounts receivable, net 1,930,751 1,593,920 Non-trade and notes receivable 254,987 232,183 Inventories 1,549,494 1,173,329 Prepaid expenses 120,282 104,360 Total current assets 4,779,718 5,207,787 Plant and equipment, net 1,937,292 1,568,100 Deferred income taxes 36,057 605,155 Goodw ill 5,586,878 2,903,037 Intangible assets, net 2,307,484 922,571 Other assets 842,475 827,492 Total assets 15,489,904$ 12,034,142$ Liabilities and equity Current liabilities: Notes payable 1,008,465$ 361,787$ Accounts payable 1,300,496 1,034,589 Accrued liabilities 933,762 841,915 Accrued domestic and foreign taxes 153,137 127,597 Total current liabilities 3,395,860 2,365,888 Long-term debt 4,861,895 2,652,457 Pensions and other postretirement benefits 1,406,082 2,076,143 Deferred income taxes 221,790 54,395 Other liabilities 336,931 306,581 Shareholders' equity 5,261,649 4,575,255 Noncontrolling interests 5,697 3,423 Total liabilities and equity 15,489,904$ 12,034,142$

Consolidated Statement of Cash Flows 28 (Unaudited) Tw elve Months Ended June 30, (Dollars in thousands) 2017 2016 Cash flows from operating activities: Net income 983,844$ 807,216$ Depreciation and amortization 355,229 306,843 Stock incentive plan compensation 80,339 71,293 (Gain) on sale of business (41,285) (10,666) Loss on disposal of assets 1,494 414 (Gain) on sale of marketable securities (1,032) (723) Net change in receivables, inventories, and trade payables 5,741 85,414 Net change in other assets and liabilities (126,943) (6,077) Other, net 45,084 (42,936) Net cash provided by operating activities 1,302,471 1,210,778 Cash flows from investing activities: Acquisitions (net of cash of $157,426 in 2017 and $3,814 in 2016) (4,069,197) (67,552) Capital expenditures (203,748) (149,407) Proceeds from sale of plant and equipment 14,648 18,821 Proceeds from sale of business 85,610 24,325 Purchases of marketable securities and other investments (465,666) (1,351,464) Maturities and sales of marketable securities and other investments 1,279,318 1,300,633 Other, net (6,113) (39,995) Net cash (used in) investing activities (3,365,148) (264,639) Cash flows from financing activities: Net payments for common stock activity (335,876) (587,239) Net proceeds from debt 2,463,884 85,843 Dividen s (345,380) (341,962) Net cash provided by (used in) financing activities 1,782,628 (843,358) Effect of exchange rate changes on cash (56,718) (61,712) Net (decrease) increase in cash and cash equivalents (336,767) 41,069 Cash and cash equivalents at beginning of period 1,221,653 1,180,584 Cash and cash equivalents at end of period 884,886$ 1,221,653$

Reconciliation of Cash Flow from Operations to Adjusted Cash Flow from Operations 29 (Unaudite ) (Dollars in thousands) Twelve Months Ended June 30, 2017 Twelve Months Ended June 30, 2016 Percent of sales Percent of sales As reported cash flow from operations 1,302,471$ 10.8% 1,210,778$ 10.7% Discretionary pension contribution 220,000 200,000 Adjusted cash flow from operations 1,522,471$ 12.7% 1,410,778$ 12.4%

Reconciliation of Free Cash Flow Conversion 30 (Unaudited) (Dollars in thousands) Twelve Months Ended June 30, 2017 Net income 983,844$ Cash flow from operations 1,302,471 Capital expenditures (203,748) Discretionary pension contribution 220,000 Free cash flow 1,318,723$ Free cash flow conversion (free cash flow/net income) 134%

Reconciliation of EPS Fiscal Year 2018 Guidance 31 (Unaudited) (Amounts in dollars) Fiscal Year 2018 Forecasted earnings per diluted share $7.88 to $8.58 Adjustments: Business realignment charges .30 Clarcor costs to achieve .27 Adjusted forecasted earnings per diluted share $8.45 to $9.15

Supplemental Sales Information Global Technology Platforms 32 (Unaudit d) (Dollars in thousands) September 30, 2016 December 31, 2016 March 31, 2017 June 30, 2017 September 30, 2016 December 31, 2016 March 31, 2017 June 30, 2017 Net sales Diversif ied Industrial: Motion Systems 741,650$ 754,772$ 856,388$ 906,158$ 741,650$ $ 1,496,422 $ 2,352,810 $ 3,258,968 Flow and Process Control 824,314 783,864 905,667 953,529 824,314 1,608,178 2,513,845 3,467,374 Filtration and Engineered Materials 615,930 588,385 780,133 1,033,795 615,930 1,204,315 1,984,448 3,018,243 Aerospace Systems 561,237 543,783 576,951 602,756 561,237 1,105,020 1,681,971 2,284,727 Total 2,743,131$ 2,670,804$ 3,119,139$ 3,496,238$ 2,743,131$ 5,413,935$ 8,533,074$ 12,029,312$ Three Months Ending Fiscal Year-to-Date